UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2022

Industrial Logistics Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38342	82-2809631
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1460

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	ILPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Industrial Logistics Properties Trust or certain of its subsidiaries, as the context requires.

Item 1.01.	Entry into a Material Definitive Agreement.

On September 22, 2022, certain of our subsidiaries entered into a mortgage loan agreement with Citi Real Estate Funding Inc., UBS AG New York (1285 Avenue of the Americas) Branch, Bank of America, N.A., Bank of Montreal and Morgan Stanley Mortgage Capital Holdings LLC, or collectively, the mortgage lenders, and a mezzanine loan agreement with Citigroup Global Markets Realty Corp., UBS AG New York (1285 Avenue of the Americas) Branch, Bank of America, N.A., Bank of Montreal, and Morgan Stanley Mortgage Capital Holdings LLC, or collectively, the mezzanine lenders, pursuant to which we obtained, in aggregate, a $1.235 billion loan secured by 104 of our properties, or the Loan. Also on September 22, 2022, we entered into a guaranty in favor of the mortgage lenders and the mezzanine lenders, pursuant to which we guaranteed certain limited recourse obligations of our subsidiaries with respect to the Loan. The Loan matures in October 2024, subject to three, one year extension options, and bears interest at an annual rate of SOFR, which is capped at an annual rate of 2.25% for the initial term of the Loan, plus a weighted average premium of 3.93%.

We used the net proceeds from the Loan and cash on hand toward the repayment in full of the $1.385 billion in aggregate principal amount outstanding under our bridge loan facility with Citibank, N.A., UBS AG Stamford Branch, Bank of America, N.A., Bank of Montreal and Morgan Stanley Bank, N.A., as mortgage lenders, and an institutional lender, as mezzanine lender, and then terminated the agreement governing that bridge loan facility in accordance with its terms and without penalty.

The agreements governing the Loan contain customary covenants and provide for acceleration of payment of all amounts due thereunder upon the occurrence and continuation of certain events of default.

The lenders and/or certain of their affiliates under the Loan have engaged in, and may in the future engage in, investment banking, commercial banking, advisory and other commercial dealings in the ordinary course of business with us. They have received, and may in the future receive, customary fees and commissions for these engagements.

The descriptions of the agreements governing the Loan and the terminated bridge loan facility included in this Item 1.01 are not complete and are subject to and qualified in their entirety by reference to the copies of the mortgage loan agreement and mezzanine loan agreement that are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and to the copies of the loan agreement and mezzanine loan agreement that were previously filed as Exhibits 10.2 and 10.3 to our Current Report on Form 8-K filed with the Securities and Exchange Commission, or the SEC, on February 28, 2022, each of which is incorporated in this Current Report on Form 8-K by reference.

Item 1.02.	Termination of a Material Definitive Agreement.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is hereby made to the information in Item 1.01 of this Current Report on Form 8-K, which is incorporated in these Items 1.02 and 2.03 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2022, our Board of Trustees appointed Brian E. Donley as our Chief Financial Officer and Treasurer, effective October 1, 2022.

Mr. Donley, age 48, has more than 25 years of commercial real estate experience, including expertise in corporate finance and reporting, mergers and acquisitions, capital market transactions and compliance. He has served in various finance and accounting leadership roles with our manager, The RMR Group LLC, or RMR, since 1997 and has been promoted to a Senior Vice President of RMR, effective October 1, 2022. Mr. Donley also has served as Chief Financial Officer and Treasurer of Service Properties Trust (Nasdaq: SVC) since January 2019 and is a certified public accountant.

Mr. Donley has advised us that he has no arrangement or understanding with any other person pursuant to which he was appointed as Chief Financial Officer and Treasurer, and Mr. Donley has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Donley does not have a family relationship with any member of our Board of Trustees or any of our executive officers.

Mr. Donley will replace Richard W. Siedel, Jr. as our Chief Financial Officer and Treasurer. Mr. Siedel has resigned as our Chief Financial Officer and Treasurer, effective September 30, 2022. Mr. Siedel continues to serve as Chief Financial Officer and Treasurer of Diversified Healthcare Trust (Nasdaq: DHC) and a Senior Vice President of RMR.

Warning Concerning Forward-Looking Statements

This Current Report contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example, actual costs under our floating rate debt will be higher than the stated rate plus a premium because of fees and expenses associated with the applicable facility.

The information contained in our filings with the SEC, including under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 identifies other important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Loan Agreement, dated as of September 22, 2022, among certain subsidiaries of Industrial Logistics Properties Trust, Citi Real Estate Funding Inc., UBS AG New York (1285 Avenue of the Americas) Branch, Bank of America, N.A., Bank of Montreal and Morgan Stanley Mortgage Capital Holdings LLC. (Filed herewith.)
10.2	Mezzanine Loan Agreement, dated as of September 22, 2022, among certain subsidiaries of Industrial Logistics Properties Trust, Citigroup Global Markets Realty Corp., UBS AG New York (1285 Avenue of the Americas) Branch, Bank of America, N.A., Bank of Montreal, and Morgan Stanley Mortgage Capital Holdings LLC. (Filed herewith.)
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

By:	/s/ Yael Duffy
Name:	Yael Duffy
Title:	President and Chief Operating Officer

Dated:  September 26, 2022